Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1

Section 7.3 Indenture                               Distribution Date: 4/15/2005
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(i)   Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

      Amount of the distribution allocable to the principal on the
      Notes per $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(ii)  Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    3,103,100.00
               Class B Note Interest Requirement                      287,525.00
               Class C Note Interest Requirement                      454,537.50
                       Total                                        3,845,162.50

      Amount of the distribution allocable to the interest on the
      Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         2.46278
               Class B Note Interest Requirement                         2.73833
               Class C Note Interest Requirement                         3.36694

(iii) Aggregate Outstanding Principal Balance of the Notes

               Class A Note Principal Balance                      1,260,000,000
               Class B Note Principal Balance                        105,000,000
               Class C Note Principal Balance                        135,000,000

(iv)  Amount on deposit in Owner Trust Spread Account              15,000,000.00

(v)   Required Owner Trust Spread Account Amount                   15,000,000.00


                                        By:
                                                -------------------------------
                                        Name:   Patricia M. Garvey
                                        Title:  Vice President